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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 14, 2002


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                       0-24501                    35-2016637
 ---------------------------   --------------------------    -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


       29 East Washington Street
          Shelbyville, Indiana                                    46176
          --------------------                                   -------
(Address of Principal Executive Offices)                         Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Blue River Bancshares, Inc.(the "Company") under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press Release, dated November 14, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

         On November 14, 2002, the Company issued the press release attached hereto as an exhibit.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUE RIVER BANCSHARES, INC.
                                           (Registrant)


Date:  November 14, 2002                    By:  /s/ Larry T. Toombs
                                               ---------------------------------
                                            Its: President
                                               ---------------------------------




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                                INDEX TO EXHIBITS


Exhibit No.                     Description

99.1                            Press Release, dated November 14, 2002.







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